UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 20, 2011

SOUTHERN CHINA LIVESTOCK, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52866	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

88 Guihuayuan, Guanjingcheng
Yujiang, Yingtan City, Jiangxi Province
People’s Republic of China
 (Address of Principal Executive Offices)

 +86 (701) 568-0890
 (Issuer’s Telephone number )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2011, Bernard J. Tanenbaum III resigned as a director of the Company, and on June 22, 2011, William E. Thomson resigned as a director of the Company.  Neither Mr. Tanenbaum nor Mr. Thomson resigned because of a disagreement with the Company.  Mr. Tanenbaum was chairman of the compensation committee and a member of the nominating/corporate governance committee, and Mr. Thomson was chairman of the audit committee and a member of the nominating/corporate governance committee.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Letter of resignation dated June 20, 2011 from Bernard J. Tanenbaum
99.2	Letter of resignation dated June 22, 2011 from William E. Thomson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CHINA LIVESTOCK, INC.

Date: June 23, 2011	By:	/s/ Wei He
Wei He Chief Financial Officer